UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 9, 2007, LCC International, Inc. (the "Company") issued a press release announcing that a subsidiary of the Company had executed a definitive agreement pursuant to which such subsidiary will acquire six European subsidiaries of Wireless Facilities, Inc. A copy of the Company’s press release is being filed as Exhibit 99.1 to this Form 8-K and is attached hereto.

The foregoing acquisition will be discussed in further detail at the Company’s previously announced conference call regarding its fourth-quarter and full-year 2006 financial results scheduled for Monday, March 12, 2007. Information regarding how to access the call is posted on the Company’s website, www.lcc.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated March 9, 2007 issued by LCC International, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

March 9, 2007	By:	Peter A. Deliso

Name: Peter A. Deliso
Title: Senior Vice President, New Ventures

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 9, 2007 issued by LCC International, Inc.